UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      DECEMBER 2, 2010 (NOVEMBER 29, 2010)

                            INKSURE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                   000-24431                   84-1417774
        --------                   ---------                   ----------
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)

        P.O. BOX 7006, AUDUBON, PENNSYLVANIA                19407
        ------------------------------------                -----
      (Address of principal executive offices)            (Zip Code)

                                + (972) 8936 5583
                                -----------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On November 29, 2010, Yaron Meerfeld resigned his position as a Director of InkSure Technologies Inc. (the "Company"). At the time of his resignation, Mr. Meerfeld was not a member of any Committee of the Board of Directors. Mr. Meerfeld explained in an email furnished to Mr. Gadi Peleg, the Chairman of the Board of Directors that his resignation was partially due to his lack of influence on the Company's direction. The text of the email is filed as Exhibit
17.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

     On November 29, 2010, the Company's Board of Directors decided to discontinue all further research and development for all projects that are not directly related to the Company's core business of anti-counterfeiting and brand protection solutions.

     As part of this strategic initiative, and after careful review by the Company's management, it became clear that the Company does not have sufficient resources to bring the Company's Radio Frequency Identification ("RFID") product, SARCode, and its related technologies to market, at this time. Accordingly, the Company will no longer continue development of SARCode.

     The Company will use its available resources to grow the current business of anti-counterfeiting. The Company will continue to protect its portfolio of Intellectual Property and continue to seek strategic partners who have the experience, the know-how and financial ability to bring SARCode and its related technologies to market.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit 17.1 - Text of Email Sent by Yaron Meerfeld to the Chairman of the Board
               of Directors of the Company on November 29, 2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKSURE TECHNOLOGIES, INC.

Date: December 2, 2010

By: /s/ Tal Gilat
-----------------
Name: Tal Gilat
Title: President and Chief Executive Officer